UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 August 19, 2003

                                    000-27707
                            (Commission File Number)

                             _______________________


                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)


           Delaware                                     52-2186634
     (State of organization)                          (I.R.S. Employer
                                                    Identification Number)

                11460 Cronridge Dr., Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone number)

                                 Not Applicable
          (Former name or former address, if changed since last report)


________________________________________________________________________________

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
          (c)  Exhibits


          99.1 Aether Systems, Inc. Second Quarter 2003 Financial Results Conference Call Transcript dated August 13, 2003.


Item 12. Results of Operations and Financial Condition

     We announced the results of our operations for the quarter ended June 30, 2003 via a news release on August 12, 2003 and a financial results conference call on August 13, 2003. A copy of the news release was filed with the Securities and Exchange Commission on August 13, 2003. A transcript of the financial results conference call is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 19, 2003

                                     AETHER SYSTEMS, INC.


                                     By:  /s/ DAVID C. REYMANN
                                          ------------------------------------

                                          David C. Reymann
                                          Chief Financial Officer